Putnam
New
Opportunities
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-03

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

As we consider how the financial markets may perform in 2004, we think it is important to take note of the increasingly positive trends that have become apparent in the U.S. economy and financial markets. The stimulus provided by fiscal and monetary policies has drawn the economy out of the slump of early 2003 and rising profits prompted a broad rally for stocks. Small-company stocks led the way, as is often the case early in an expansion, but after such a phase the market typically shifts gears to show greater equilibrium across investment styles. We see indications that these trends will take shape in the remainder of the year and know that Putnam management teams will seek to position the funds to benefit from them.

We are pleased to report that Putnam New Opportunities Fund turned in strongly positive results at net asset value for the six months ended December 31, 2003. However, the fund underperformed its benchmark and Lipper peer group category average because many of the stocks that did well during the period were those of companies that did not meet the fund's selection criteria. You will find the details in the following report, as well as the management teams' views of the recovering economy and the prospects for growth stocks for the fiscal year's second half.

We deeply appreciate your continued confidence in Putnam and we are committed to helping you pursue your long-term investment goals. We firmly believe that your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

February 18, 2004



Report from Fund Management

Fund highlights

 * Putnam New Opportunities Fund gained ground over the six-month period ended December 31, 2003, with class A shares posting returns of 15.00% at net asset value and 8.39% at public offering price.

 * The fund's performance was below that of its benchmark, the Russell Midcap Growth Index, which returned 20.19% for the period. This was because the fund invests in a wider range of stocks than the index, including those of larger-capitalization companies, which had more moderate gains for the period.

 * Due to declines in certain holdings, the fund's performance was below the average return of 16.30% for the Lipper Multi-Cap Growth Funds category.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

The recovering economy and strong stock market helped the fund deliver solid returns for the six-month period. However, the fund's performance lagged that of its benchmark and the average of funds in its peer group primarily because its holdings in larger companies did not perform as well as stocks of small and midsize companies, such as those in the benchmark Russell Midcap Growth Index. In addition, many of the stocks that performed well during the period were those of companies that did not meet our quality criteria. This was a continuation of the environment we experienced throughout the 2003 calendar year. The market's preference for smaller-company stocks was evident across all sectors of the portfolio. Stocks in the travel, education, health-care services, and semiconductor industries made positive contributions to your fund's performance.

FUND PROFILE

Putnam New Opportunities Fund has a multi-cap strategy, seeking to invest in the highest-quality large-cap companies as well as small- and mid-cap growth companies. The fund's management teams seek to identify dynamic companies that are positioned in sectors believed to offer above-average growth potential. The fund may be appropriate for investors who are seeking long-term growth potential from stocks of small, midsize, and large companies.


Market overview

The stock market remained buoyant throughout the semiannual period, and investors in virtually all sectors enjoyed positive returns. Major stock market indexes all grew solidly, with the broad-based S&P 500 Index rising 15.14% during the period. Encouraging first- and second-quarter corporate earnings reports and strong GDP growth put investors in a more positive frame of mind. Evidence of improved corporate profits and sustained economic growth helped end the 2003 calendar year on a bright note; major market indexes posted year-end gains for the first time since 1999. Inflation stayed low, and the government's fiscal and monetary policies contributed to the market rally. For businesses, general earnings momentum continued to increase. Cost-cutting programs enacted by many companies during the recession created a pent-up demand for products and services, which was a positive factor as the economy improved.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 12/31/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)            20.19%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.14%
-------------------------------------------------------------------------------
S&P 500/Barra Value Index (value stocks)                               17.36%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 26.59%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.17%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency securities)     -1.23%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government bonds)         7.28%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 12/31/03.
-------------------------------------------------------------------------------

Strategy overview

Throughout the semiannual period, we positioned the portfolio to take advantage of the economic recovery. We favored sectors and stocks that are more economically sensitive, as they tend to perform strongly when the economy is emerging from a downturn. Examples include semiconductor, industrial, and capital goods stocks. In health care, our focus on services stocks, such as hospitals, was beneficial, as they also tend to perform well in a recovery due to increased utilization.

Weakness in some technology stocks detracted slightly from performance relative to the benchmark index, which included many lower-quality technology companies that rallied. However, many of the fund's semiconductor and hardware holdings contributed positively to returns as these companies benefited from the improving economy and increased equipment orders. Some specialty retail stocks and large-company stocks in the health-care sector had a negative impact on returns.

While your fund's large-cap holdings have detracted from performance recently, we believe that the fund's ability to invest in companies of all sizes will prove to be an advantage over the long term. We continued to use this "multi-cap" approach during the period, targeting attractive investment opportunities across a range of industries. In selecting companies, we look for characteristics such as superior management, strong earnings growth relative to other companies in the industry, sound business models, market leadership in a particular sector, and a record of strong performance.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                          as of 6/30/03          as of 12/31/03

Retail                       10.9%                    12.4%

Electronics                   9.2%                    10.4%

Software                      8.9%                     8.4%

Health-care services          8.7%                     7.2%

Pharmaceuticals               8.1%                     5.6%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Among the stocks that made a positive contribution to performance was Lam Research Corporation, a semiconductor capital equipment company. We believe the company's revenue and earnings outlook remains strong, and we expect it will gain market share as the improving economy boosts orders for semiconductor equipment. In the software industry, the stock of Symantec Corporation performed well. Two well-established, world-renowned hotel companies, Hilton Hotels Corporation and Marriott International Inc., contributed positively to your fund's returns during the period. They benefited as the upturn in the economy led to an increase in both leisure and business travel.

The stock of Corinthian Colleges, Inc., a post-secondary education company, also advanced during the period. The company operates 69 colleges in 21 states, and recently broadened its program offerings. In the health-care sector, St. Jude Medical was a strong performer. This company develops equipment for cardiovascular disease and is a leading manufacturer of mechanical heart valves and other equipment to regulate heart rhythm. St. Jude has new cardiac rhythm management products in development that we believe could accelerate the company's long-term earnings growth prospects. Two health-care services companies, Community Health Systems, Inc. and Health Management Associates, Inc., also performed well.

Some health-care holdings, however, detracted from your fund's performance. They included a number of large companies that we believe are fundamentally strong but didn't perform as well as smaller, lower-quality companies during the period. Examples include pharmaceutical giants Pfizer, Inc. and Johnson & Johnson, Inc., as well as Amgen, a biotechnology company. Other holdings that were hurt by investors' preference for small companies were Wal-Mart Stores, Inc., General Electric Company, and Microsoft Corp.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS


 1 Intel Corp.
   Electronics

 2 Symantec Corp.
   Software

 3 QLogic Corp.
   Electronics

 4 Fiserv, Inc.
   Technology services

 5 General Electric Co.
   Conglomerates

 6 Microsoft Corp.
   Software

 7 TJX Cos., Inc.
   Retail

 8 Marvell Technology Group, Ltd.
   Electronics

 9 Pfizer, Inc.
   Pharmaceuticals

10 Bed Bath & Beyond, Inc.
   Retail

Footnote reads:
These holdings represent 13.3% of the fund's net assets as of 12/31/03. The fund's holdings will change over time.

Despite strong performance during your fund's 2003 fiscal year, Amdocs Limited detracted from performance in the first half of fiscal 2004. Amdocs provides billing software to businesses and its stock declined due to the loss of a contract. We believe that Amdocs, one of the largest independent billing software companies, still offers strong long-term growth prospects. We also believe in the fundamental strength of Westwood One, the nation's largest radio network, although it detracted from returns for the period. Another weak performer was the stock of Gilead Sciences, a biotechnology company that specializes in products for patients with life-threatening diseases. During the period, we reduced the fund's exposure to this holding.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Putnam introduces a new redemption fee to protect long-term investors in the funds. To discourage attempts to profit from short-term trading and help preserve the value of your long-term investment, Putnam is introducing one of the most stringent short-term redemption fees in the industry. For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 calendar days of purchase. The fee applies to all Putnam funds except money market funds, variable annuity funds, and closed-end funds. A 1% redemption fee currently applicable to international, global, and taxable high-yield funds may still be imposed on shares that are exchanged or redeemed within 90 days of purchase. Please see your fund's prospectus for additional information or talk to your financial advisor.

The fund's management teams

The fund is managed by the Putnam Large-Cap Growth and Specialty Growth teams. The members of the Specialty Growth Team are Daniel Miller (Portfolio Leader), Richard Weed (Portfolio Member), Roland Gillis, and Anthony Sellitto. The members of the Large-Cap Growth Team are Brian O'Toole (Portfolio Member), Tony Elavia, Walt Pearson, and David Santos.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

As we enter the second half of your fund's fiscal year, we are optimistic about the prospects for growth stocks, despite their impressive rally in 2003. The government's fiscal and monetary policies have been very accommodative, and should continue to help sustain economic growth. We continue to see improvement in corporate earnings prospects, and we feel that growth-stock valuations are still at reasonable levels. We will continue to favor economically sensitive stocks over more defensive holdings as the economic rebound continues. We anticipate an environment of accelerating -- but not overheated -- growth, which should enable your fund's holdings to perform strongly. Regardless of market conditions, your fund will remain broadly diversified and fully invested in the sectors and stocks that we believe will reward investors with capital appreciation over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.



Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended December 31, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.


-------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03
-------------------------------------------------------------------------------------------------------------
                         Class A             Class B              Class C            Class M        Class R
(inception dates)       (8/31/90)           (3/1/93)            (7/26/99)           (12/1/94)      (1/21/03)
-------------------------------------------------------------------------------------------------------------
                       NAV      POP       NAV      CDSC        NAV     CDSC       NAV      POP        NAV
-------------------------------------------------------------------------------------------------------------
6 months             15.00%    8.39%     14.59%    9.59%     14.59%   13.59%     14.74%   10.72%     14.93%
-------------------------------------------------------------------------------------------------------------
1 year               32.64    25.03      31.64    26.63      31.66    30.66      31.98    27.37      32.43
-------------------------------------------------------------------------------------------------------------
5 years             -19.40   -24.02     -22.13   -23.36     -22.33   -22.33     -21.37   -24.12     -20.33
Annual average       -4.22    -5.35      -4.88    -5.18      -4.93    -4.93      -4.69    -5.37      -4.44
-------------------------------------------------------------------------------------------------------------
10 years            105.81    94.00      91.54    91.54      91.00    91.00      95.85    88.99     100.89
Annual average        7.48     6.85       6.72     6.72       6.68     6.68       6.95     6.57       7.23
-------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)       14.89    14.38      14.05    14.05      14.04    14.04      14.29    13.99      14.62
-------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect after December 31, 2003; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For more recent performance, please visit www.putnaminvestments.com.


----------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/03
----------------------------------------------------------
                                            Lipper Multi-
                                             Cap Growth
                        Russell Midcap     Funds category
                        Growth Index          average*
----------------------------------------------------------
6 months                   20.19%              16.30%
----------------------------------------------------------
1 year                     42.71               35.35
----------------------------------------------------------
5 years                    10.45               -2.31
Annual average              2.01               -1.28
----------------------------------------------------------
10 years                  145.65              145.81
Annual average              9.40                8.84
----------------------------------------------------------
Annual average
(life of fund)             12.17               11.79
----------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month and 1-, 5-, and 10-year periods ended 12/31/03, there were 392, 384, 158, and 63 funds, respectively, in this Lipper category.


-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 12/31/03
-------------------------------------------------------------------------------
                 Class A        Class B   Class C        Class M       Class R
-------------------------------------------------------------------------------
Share value:  NAV       POP       NAV       NAV       NAV       POP      NAV
-------------------------------------------------------------------------------
6/30/03     $32.79    $34.79+   $29.96    $31.79    $31.15    $32.28   $32.76
-------------------------------------------------------------------------------
12/31/03     37.71     40.01+    34.33     36.43     35.74     37.04    37.65
-------------------------------------------------------------------------------

* The fund made no distributions during the period.

+ Does not reflect a reduction in class A sales charges that went into effect after December 31, 2003.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup (formerly Salomon Smith Barney) World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
December 31, 2003 (Unaudited)

Common stocks (98.7%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.5%)
-------------------------------------------------------------------------------
       829,000 Lamar Advertising Co. (NON)                          $30,938,280
       117,700 Omnicom Group, Inc.                                   10,278,741
                                                                 --------------
                                                                     41,217,021

Aerospace and Defense (0.7%)
-------------------------------------------------------------------------------
       483,900 Alliant Techsystems, Inc. (NON)                       27,950,064
       352,000 United Technologies Corp.                             33,359,040
                                                                 --------------
                                                                     61,309,104

Airlines (1.2%)
-------------------------------------------------------------------------------
       551,000 Continental Airlines, Inc. Class B
               (NON)                                                  8,964,770
       775,900 JetBlue Airways Corp. (NON)                           20,576,868
     1,118,477 Ryanair Holdings PLC ADR (Ireland)
               (NON)                                                 56,639,675
     1,405,900 Southwest Airlines Co.                                22,691,226
                                                                 --------------
                                                                    108,872,539

Automotive (0.5%)
-------------------------------------------------------------------------------
       467,400 Gentex Corp.                                          20,640,384
       141,900 Johnson Controls, Inc.                                16,477,428
       136,300 Lear Corp.                                             8,359,279
                                                                 --------------
                                                                     45,477,091

Banking (3.4%)
-------------------------------------------------------------------------------
       971,300 Charter One Financial, Inc.                           33,558,415
       447,300 Greenpoint Financial Corp.                            15,798,636
       329,200 Investors Financial Services Corp.                    12,644,572
       306,522 M&T Bank Corp.                                        30,131,113
       504,400 National Commerce Financial Corp.                     13,760,032
       734,233 New York Community Bancorp, Inc.                      27,937,566
       943,100 North Fork Bancorp., Inc.                             38,167,257
       603,000 South Trust Corp.                                     19,736,190
       455,800 State Street Corp.                                    23,738,064
     1,266,800 TCF Financial Corp.                                   65,050,180
       160,700 Wells Fargo & Co.                                      9,463,623
       211,900 Zions Bancorp.                                        12,995,827
                                                                 --------------
                                                                    302,981,475

Beverage (0.6%)
-------------------------------------------------------------------------------
       395,900 Coca-Cola Enterprises, Inc.                            8,658,333
       895,200 PepsiCo, Inc.                                         41,734,224
                                                                 --------------
                                                                     50,392,557

Biotechnology (4.3%)
-------------------------------------------------------------------------------
       782,700 Amgen, Inc. (NON)                                     48,370,860
     1,554,561 Amylin Pharmaceuticals, Inc. (NON)                    34,542,345
       508,100 Biogen Idec, Inc. (NON)                               18,687,918
     1,235,900 Celgene Corp. (NON)                                   55,640,218
       120,300 Chiron Corp. (NON)                                     6,855,897
        95,100 Genentech, Inc. (NON)                                  8,898,507
     1,440,000 Genzyme Corp. (NON)                                   71,049,600
     1,084,400 Gilead Sciences, Inc. (NON)                           63,047,016
       253,800 IDEXX Laboratories, Inc. (NON)                        11,745,864
       223,400 Invitrogen Corp. (NON)                                15,638,000
       606,900 Medicines Co. (NON)                                   17,879,274
       311,290 Neurocrine Biosciences, Inc. (NON)                    16,977,757
       417,400 OSI Pharmaceuticals, Inc. (NON)                       13,444,454
                                                                 --------------
                                                                    382,777,710

Broadcasting (2.1%)
-------------------------------------------------------------------------------
       248,000 Citadel Broadcasting Corp. (NON)                       5,547,760
       486,300 Cumulus Media, Inc. Class A (NON)                     10,698,600
     1,176,100 Entercom Communications Corp. (NON)                   62,286,256
     1,080,200 Radio One, Inc. Class D (NON)                         20,847,860
       418,600 Univision Communications, Inc. Class
               A (NON)                                               16,614,234
     2,012,800 Westwood One, Inc. (NON)                              68,857,888
                                                                 --------------
                                                                    184,852,598

Cable Television (0.1%)
-------------------------------------------------------------------------------
       256,900 Echostar Communications Corp. Class
               A (NON)                                                8,734,600

Capital Goods (0.1%)
-------------------------------------------------------------------------------
       114,300 Eaton Corp.                                           12,342,114

Chemicals (0.6%)
-------------------------------------------------------------------------------
       441,600 3M Co.                                                37,549,248
       294,100 Praxair, Inc.                                         11,234,620
                                                                 --------------
                                                                     48,783,868

Commercial and Consumer Services (2.7%)
-------------------------------------------------------------------------------
     1,399,500 CDW Corp.                                             80,835,120
       786,133 Choicepoint, Inc. (NON)                               29,943,806
     1,043,523 Cintas Corp.                                          52,311,808
       708,100 Ecolab, Inc.                                          19,380,697
       814,500 Paychex, Inc.                                         30,299,400
       927,361 Robert Half International, Inc.
               (NON)                                                 21,644,606
                                                                 --------------
                                                                    234,415,437

Communications Equipment (3.1%)
-------------------------------------------------------------------------------
     1,682,500 CIENA Corp. (NON)                                     11,171,800
     3,791,700 Cisco Systems, Inc. (NON)                             92,100,393
     1,239,400 Comverse Technology, Inc. (NON)                       21,801,046
     4,655,700 Corning, Inc. (NON)                                   48,558,951
     3,043,300 Juniper Networks, Inc. (NON)                          56,848,844
       602,500 QUALCOMM, Inc.                                        32,492,825
     1,332,300 Sonus Networks, Inc. (NON)                            10,072,188
                                                                 --------------
                                                                    273,046,047

Computers (2.7%)
-------------------------------------------------------------------------------
     1,556,200 Dell, Inc. (NON)                                      52,848,552
       774,400 Emulex Corp. (NON)                                    20,660,992
     1,635,200 Hewlett-Packard Co.                                   37,560,544
       160,700 IBM Corp.                                             14,893,676
       614,400 Lexmark International, Inc. (NON)                     48,316,416
     1,073,800 Maxtor Corp. (NON)                                    11,919,180
     1,861,500 Network Appliance, Inc. (NON)                         38,216,595
     1,030,200 Symbol Technologies, Inc.                             17,400,078
                                                                 --------------
                                                                    241,816,033

Conglomerates (1.3%)
-------------------------------------------------------------------------------
     3,797,600 General Electric Co.                                 117,649,648

Consumer Finance (1.2%)
-------------------------------------------------------------------------------
       656,800 AmeriCredit Corp. (NON)                               10,462,824
       647,200 Capital One Financial Corp.                           39,666,888
     1,764,900 MBNA Corp.                                            43,857,765
       765,200 Providian Financial Corp. (NON)                        8,906,928
                                                                 --------------
                                                                    102,894,405

Consumer Goods (0.9%)
-------------------------------------------------------------------------------
       173,600 Alberto-Culver Co. Class B                            10,950,688
       146,200 Avon Products, Inc.                                    9,867,038
       259,000 Clorox Co.                                            12,577,040
       406,400 Procter & Gamble Co.                                  40,591,232
       199,000 Weight Watchers International, Inc.
               (NON)                                                  7,635,630
                                                                 --------------
                                                                     81,621,628

Consumer Services (0.2%)
-------------------------------------------------------------------------------
       475,925 Alliance Data Systems Corp. (NON)                     13,173,604

Distribution (0.3%)
-------------------------------------------------------------------------------
       787,500 Performance Food Group Co. (NON)                      28,483,875

Electronics (10.4%)
-------------------------------------------------------------------------------
    14,347,236 Agere Systems, Inc. Class A (NON)                     43,759,070
     1,033,700 Altera Corp. (NON)                                    23,464,990
       416,100 Analog Devices, Inc.                                  18,994,965
       839,300 Broadcom Corp. Class A (NON)                          28,611,737
       413,500 Celestica, Inc. (Canada) (NON)                         6,231,445
     1,038,500 Fairchild Semiconductor Corp. Class
               A (NON)                                               25,931,345
       711,400 Integrated Circuit Systems, Inc.
               (NON)                                                 20,267,786
     2,035,200 Integrated Device Technology, Inc.
               (NON)                                                 34,944,384
     4,350,900 Intel Corp.                                          140,098,980
     2,092,800 Intersil Corp. Class A                                52,006,080
     2,403,000 Jabil Circuit, Inc. (NON)                             68,004,900
       805,000 Linear Technology Corp.                               33,866,350
     2,779,443 Marvell Technology Group, Ltd.
               (Bermuda) (NON)                                      105,424,273
       622,650 Maxim Integrated Products, Inc.                       31,007,970
       284,200 Microchip Technology, Inc.                             9,480,912
     1,681,700 PMC - Sierra, Inc. (NON)                              33,886,255
     2,479,500 QLogic Corp. (NON)                                   127,942,200
       375,400 SanDisk Corp. (NON)                                   22,951,956
       379,800 Silicon Laboratories, Inc. (NON)                      16,414,956
     4,798,620 Skyworks Solutions, Inc. (NON)                        41,747,994
       989,400 Texas Instruments, Inc.                               29,068,572
     1,483,600 Vitesse Semiconductor Corp. (NON)                      8,708,732
                                                                 --------------
                                                                    922,815,852

Energy (2.0%)
-------------------------------------------------------------------------------
       473,600 BJ Services Co. (NON)                                 17,002,240
       615,500 ENSCO International, Inc.                             16,723,135
     1,097,459 GlobalSantaFe Corp. (Cayman Islands)                  27,249,907
     1,013,200 Halliburton Co.                                       26,343,200
       923,600 Nabors Industries, Ltd. (NON)                         38,329,400
       988,600 Patterson-UTI Energy, Inc. (NON)                      32,544,712
       452,500 Smith International, Inc. (NON)                       18,787,800
                                                                 --------------
                                                                    176,980,394

Engineering & Construction (0.1%)
-------------------------------------------------------------------------------
       247,100 Jacobs Engineering Group, Inc. (NON)                  11,863,271

Financial (0.9%)
-------------------------------------------------------------------------------
       462,500 Citigroup, Inc.                                       22,449,750
       498,800 Fannie Mae                                            37,439,928
       207,500 Freddie Mac                                           12,101,400
       243,200 SLM Corp.                                              9,163,776
                                                                 --------------
                                                                     81,154,854

Gaming & Lottery (1.9%)
-------------------------------------------------------------------------------
     1,297,400 Harrah's Entertainment, Inc.                          64,571,598
     2,681,200 International Game Technology                         95,718,840
       270,700 MGM Mirage, Inc. (NON)                                10,181,027
                                                                 --------------
                                                                    170,471,465

Health Care Services (7.2%)
-------------------------------------------------------------------------------
       530,900 AdvancePCS (NON)                                      27,957,194
       228,800 AmerisourceBergen Corp.                               12,847,120
       291,700 Anthem, Inc. (NON)                                    21,877,500
       384,400 Cardinal Health, Inc.                                 23,509,904
     3,601,065 Caremark Rx, Inc. (NON)                               91,214,976
     2,057,400 Community Health Systems, Inc. (NON)                  54,685,692
       406,500 Express Scripts, Inc. Class A (NON)                   27,003,795
     1,051,000 Fisher Scientific International,
               Inc. (NON)                                            43,479,870
     2,866,300 Health Management Associates, Inc.                    68,791,200
       578,700 Health Net, Inc. (NON)                                18,923,490
       698,400 Henry Schein, Inc. (NON)                              47,197,872
       572,300 Laboratory Corp. of America Holdings
               (NON)                                                 21,146,485
     1,377,100 Manor Care, Inc.                                      47,606,347
       395,500 Quest Diagnostics, Inc.                               28,915,005
       679,300 UnitedHealth Group, Inc.                              39,521,674
       738,000 Universal Health Services, Inc.
               Class B                                               39,645,360
       639,700 WellChoice, Inc. (NON)                                22,069,650
                                                                 --------------
                                                                    636,393,134

Homebuilding (0.1%)
-------------------------------------------------------------------------------
        67,700 Lennar Corp.                                           6,499,200

Insurance (1.3%)
-------------------------------------------------------------------------------
       255,500 ACE, Ltd. (Bermuda)                                   10,582,810
       197,700 AMBAC Financial Group, Inc.                           13,718,403
       227,000 American International Group, Inc.                    15,045,560
       224,000 Brown & Brown, Inc.                                    7,304,640
       521,800 Everest Re Group, Ltd. (Barbados)                     44,144,280
       614,400 Willis Group Holdings, Ltd.
               (Bermuda)                                             20,932,608
                                                                 --------------
                                                                    111,728,301

Investment Banking/Brokerage (1.5%)
-------------------------------------------------------------------------------
     2,672,100 Ameritrade Holding Corp. Class A
               (NON)                                                 37,596,447
       166,700 Bear Stearns Co., Inc. (The)                          13,327,665
       338,500 Federated Investors, Inc.                              9,938,360
       131,500 Legg Mason, Inc.                                      10,149,170
       195,600 Merrill Lynch & Co., Inc.                             11,471,940
       397,900 Morgan Stanley Dean Witter & Co.                      23,026,473
       603,365 T. Rowe Price Group, Inc.                             28,605,535
                                                                 --------------
                                                                    134,115,590

Leisure (0.1%)
-------------------------------------------------------------------------------
       205,100 Harley-Davidson, Inc.                                  9,748,403

Lodging/Tourism (0.8%)
-------------------------------------------------------------------------------
     2,270,800 Hilton Hotels Corp.                                   38,898,804
       673,400 Marriott International, Inc. Class A                  31,111,080
                                                                 --------------
                                                                     70,009,884

Machinery (0.1%)
-------------------------------------------------------------------------------
       159,600 Ingersoll-Rand Co. Class A (Bermuda)                  10,833,648

Media (0.5%)
-------------------------------------------------------------------------------
       506,800 InterActiveCorp. (NON)                                17,195,724
     1,705,300 Time Warner, Inc. (NON)                               30,678,347
                                                                 --------------
                                                                     47,874,071

Medical Technology (4.6%)
-------------------------------------------------------------------------------
     1,306,050 Apogent Technologies, Inc. (NON)                      30,091,392
     1,225,000 Biomet, Inc.                                          44,602,250
       320,200 Charles River Laboratories
               International, Inc. (NON)                             10,992,466
       537,300 Cytyc Corp. (NON)                                      7,393,248
       527,700 Guidant Corp.                                         31,767,540
       537,600 Medtronic, Inc.                                       26,132,736
     1,468,800 St. Jude Medical, Inc. (NON)                          90,110,880
       293,000 Stryker Corp.                                         24,907,930
       699,600 Varian Medical Systems, Inc. (NON)                    48,342,360
     1,334,300 Zimmer Holdings, Inc. (NON)                           93,934,720
                                                                 --------------
                                                                    408,275,522

Natural Gas Utilities (0.5%)
-------------------------------------------------------------------------------
       776,500 Kinder Morgan, Inc.                                   45,891,150

Oil & Gas (1.9%)
-------------------------------------------------------------------------------
       368,315 Apache Corp.                                          29,870,347
       354,900 Burlington Resources, Inc.                            19,654,362
       553,500 Canadian Natural Resources, Ltd.
               (Canada)                                              27,918,540
       439,100 EOG Resources, Inc.                                   20,273,247
       436,300 Murphy Oil Corp.                                      28,494,753
       497,200 Noble Corp. (NON)                                     17,789,816
       974,600 XTO Energy, Inc.                                      27,581,180
                                                                 --------------
                                                                    171,582,245

Pharmaceuticals (5.6%)
-------------------------------------------------------------------------------
       813,900 Abbott Laboratories                                   37,927,740
       790,500 Allergan, Inc.                                        60,718,305
       792,350 Barr Pharmaceuticals, Inc. (NON)                      60,971,333
       758,400 Cephalon, Inc. (NON)                                  36,714,144
       129,300 Eli Lilly Co.                                          9,093,669
       474,100 Forest Laboratories, Inc. (NON)                       29,299,380
       578,000 IVAX Corp. (NON)                                      13,802,640
       648,100 Johnson & Johnson                                     33,480,846
       766,900 King Pharmaceuticals, Inc. (NON)                      11,702,894
       244,800 Medicis Pharmaceutical Corp. Class A                  17,454,240
     2,908,100 Pfizer, Inc.                                         102,743,173
     1,136,700 Watson Pharmaceuticals, Inc. (NON)                    52,288,200
       643,000 Wyeth                                                 27,295,350
                                                                 --------------
                                                                    493,491,914

Publishing (0.1%)
-------------------------------------------------------------------------------
       200,200 Tribune Co.                                           10,330,320

Regional Bells (0.1%)
-------------------------------------------------------------------------------
     1,301,200 Cincinnati Bell, Inc. (NON)                            6,571,060

Restaurants (1.1%)
-------------------------------------------------------------------------------
       269,400 Applebee's International, Inc.                        10,579,338
       263,400 Outback Steakhouse, Inc.                              11,644,914
     2,286,100 Starbucks Corp. (NON)                                 75,578,466
                                                                 --------------
                                                                     97,802,718

Retail (12.4%)
-------------------------------------------------------------------------------
       890,800 Advance Auto Parts, Inc. (NON)                        72,511,120
     1,138,200 AutoZone, Inc. (NON)                                  96,986,022
     2,287,200 Bed Bath & Beyond, Inc. (NON)                         99,150,120
     1,045,902 Best Buy Co., Inc.                                    54,637,868
       824,824 BJ's Wholesale Club, Inc. (NON)                       18,937,959
       505,000 Chico's FAS, Inc. (NON)                               18,659,750
       844,800 Coach, Inc. (NON)                                     31,891,200
       634,600 Dollar Tree Stores, Inc. (NON)                        19,076,076
     1,704,500 Family Dollar Stores, Inc.                            61,157,460
     1,379,700 Home Depot, Inc. (The)                                48,965,553
       137,100 Kohl's Corp. (NON)                                     6,161,274
     1,106,200 Lowe's Companies, Inc.                                61,272,418
     1,040,300 Michaels Stores, Inc.                                 45,981,260
       721,800 NBTY, Inc. (NON)                                      19,387,548
       793,400 PETCO Animal Supplies, Inc. (NON)                     24,159,030
     1,657,900 PETsMART, Inc.                                        39,458,020
       234,100 Pier 1 Imports, Inc.                                   5,117,426
       904,500 Rent-A-Center, Inc. (NON)                             27,026,460
     2,340,000 Ross Stores, Inc.                                     61,846,200
     2,748,700 Staples, Inc. (NON)                                   75,039,510
       329,100 Talbots, Inc. (The)                                   10,129,698
     5,183,000 TJX Cos., Inc. (The)                                 114,285,150
     1,303,400 Wal-Mart Stores, Inc.                                 69,145,370
       487,900 Williams-Sonoma, Inc. (NON)                           16,964,283
                                                                 --------------
                                                                  1,097,946,775

Schools (1.3%)
-------------------------------------------------------------------------------
       574,100 Apollo Group, Inc. Class A (NON)                      39,038,800
     1,155,100 Career Education Corp. (NON)                          46,284,857
       520,500 Corinthian Colleges, Inc. (NON)                       28,918,980
                                                                 --------------
                                                                    114,242,637

Semiconductor (2.7%)
-------------------------------------------------------------------------------
     1,316,800 KLA-Tencor Corp. (NON)                                77,256,656
     2,323,600 Lam Research Corp. (NON)                              75,052,280
     1,939,700 Novellus Systems, Inc. (NON)                          81,564,385
                                                                 --------------
                                                                    233,873,321

Shipping (0.9%)
-------------------------------------------------------------------------------
       372,600 C.H. Robinson Worldwide, Inc.                         14,125,266
       515,700 Expeditors International of
               Washington, Inc.                                      19,421,262
     1,039,400 J. B. Hunt Transport Services, Inc.
               (NON)                                                 28,074,194
     1,004,750 Werner Enterprises, Inc.                              19,582,578
                                                                 --------------
                                                                     81,203,300

Software (8.4%)
-------------------------------------------------------------------------------
     1,101,100 Adobe Systems, Inc.                                   43,273,230
     3,281,800 Amdocs, Ltd. (Guernsey) (NON)                         73,774,864
       396,900 Avid Technology, Inc. (NON)                           19,051,200
       282,100 Business Objects SA ADR (France)
               (NON)                                                  9,780,407
       708,000 Citrix Systems, Inc. (NON)                            15,016,680
     2,083,600 Cognos, Inc. (Canada) (NON)                           63,799,832
       891,900 Electronic Arts, Inc. (NON)                           42,614,982
       995,800 Informatica Corp. (NON)                               10,256,740
       607,300 Internet Security Systems, Inc.
               (NON)                                                 11,435,459
       565,500 Macromedia, Inc. (NON)                                10,088,520
       900,000 Mercury Interactive Corp. (NON)                       43,776,000
     4,234,000 Microsoft Corp. (SEG)                                116,604,360
       745,800 Network Associates, Inc. (NON)                        11,216,832
     1,060,900 PeopleSoft, Inc. (NON)                                24,188,520
     3,109,600 Siebel Systems, Inc. (NON)                            43,130,152
     3,996,600 Symantec Corp. (NON)                                 138,482,190
       510,100 Synopsys, Inc. (NON)                                  17,220,976
     1,770,800 TIBCO Software, Inc. (NON)                            11,988,316
       801,700 VERITAS Software Corp. (NON)                          29,791,172
     1,202,900 webMethods, Inc. (NON)                                11,006,535
                                                                 --------------
                                                                    746,496,967

Technology Services (3.4%)
-------------------------------------------------------------------------------
     1,290,600 Affiliated Computer Services, Inc.
               Class A (NON)                                         70,286,076
       178,600 Cognizant Technology Solutions Corp.
               (NON)                                                  8,151,304
       474,800 Convergys Corp. (NON)                                  8,290,008
       331,000 First Data Corp.                                      13,600,790
     3,020,700 Fiserv, Inc. (NON)                                   119,347,857
     1,713,600 SunGard Data Systems, Inc. (NON)                      47,483,856
     1,977,800 VeriSign, Inc. (NON)                                  32,238,140
                                                                 --------------
                                                                    299,398,031

Telecommunications (1.4%)
-------------------------------------------------------------------------------
     3,631,800 American Tower Corp. Class A (NON)                    39,296,076
       383,500 CenturyTel, Inc.                                      12,509,770
     2,373,360 Crown Castle International Corp.
               (NON)                                                 26,178,161
     1,133,700 Nextel Communications, Inc. Class A
               (NON)                                                 31,811,620
       938,400 Western Wireless Corp. Class A (NON)                  17,229,024
                                                                 --------------
                                                                    127,024,651

Textiles (0.3%)
-------------------------------------------------------------------------------
       251,400 Columbia Sportswear Co. (NON)                         13,701,300
       305,100 Jones Apparel Group, Inc.                             10,748,673
                                                                 --------------
                                                                     24,449,973

Tobacco (0.2%)
-------------------------------------------------------------------------------
       317,100 Altria Group, Inc.                                    17,256,582

Trucks & Parts (0.1%)
-------------------------------------------------------------------------------
       114,300 PACCAR, Inc.                                           9,729,216

Waste Management (0.3%)
-------------------------------------------------------------------------------
       588,800 Stericycle, Inc. (NON)                                27,496,960
                                                                 --------------
               Total Common stocks
               (cost $7,045,008,688)                             $8,744,392,763

Short-term investments (2.2%) (a) (cost $193,668,936)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $193,668,936 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 0.80% to 1.13%
               and due dates ranging from January 2,
               2004 to February 25, 2004 (d)                       $193,668,936
-------------------------------------------------------------------------------
               Total Investments
               (cost $7,238,677,624)                             $8,938,061,699
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $8,855,605,306.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at December 31, 2003.

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.



Futures contracts outstanding at December 31, 2003 (Unaudited)

                           Market             Aggregate        Expiration        Unrealized
                           value             face value           date          appreciation
---------------------------------------------------------------------------------------------
S&P 500 Index (Long)     $5,830,650          $5,748,750          Mar-04          $81,900
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
December 31, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$7,238,677,624) (Note 1)                                        $8,938,061,699
-------------------------------------------------------------------------------
Dividends, interest and other receivables                            3,600,205
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                               4,268,027
-------------------------------------------------------------------------------
Receivable for securities sold                                      67,107,177
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                62,064
-------------------------------------------------------------------------------
Total assets                                                     9,013,099,172

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    20,928,384
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         115,891,627
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        12,167,911
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)           1,150,807
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 790,795
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                             3,810
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                               5,641,458
-------------------------------------------------------------------------------
Other accrued expenses                                                 919,074
-------------------------------------------------------------------------------
Total liabilities                                                  157,493,866
-------------------------------------------------------------------------------
Net assets                                                      $8,855,605,306

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $13,561,275,770
-------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                           (30,267,025)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                  (6,374,870,375)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                1,699,466,936
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                              $8,855,605,306

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($5,781,512,193 divided by 153,296,237 shares)                          $37.71
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $37.71)* +               $40.01
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,820,771,145 divided by 53,031,181 shares)**                         $34.33
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($61,127,726 divided by 1,677,836 shares)**                             $36.43
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($156,923,864 divided by 4,390,458 shares)                              $35.74
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $35.74)*                 $37.04
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,303 divided by 35 shares)                             $37.65
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($1,035,269,075 divided by 26,678,906 shares)             $38.80
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Effective January 28, 2004, the maximum front-end sales charge for class A shares will decrease to 5.25%.

   The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended December 31, 2003 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $31,650)                         $24,573,657
-------------------------------------------------------------------------------
Interest                                                              624,544
-------------------------------------------------------------------------------
Total investment income                                            25,198,201

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   24,445,993
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                     13,626,320
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             72,236
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       27,495
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               7,983,909
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               9,619,539
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 331,974
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 647,351
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       3
-------------------------------------------------------------------------------
Other                                                               1,107,786
-------------------------------------------------------------------------------
Total expenses                                                     57,862,606
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (2,397,380)
-------------------------------------------------------------------------------
Net expenses                                                       55,465,226
-------------------------------------------------------------------------------
Net investment loss                                               (30,267,025)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  783,590,242
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     1,089,087
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)             1,377
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                1,553,786
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                      681
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and written options during the period                   574,285,101
-------------------------------------------------------------------------------
Net gain on investments                                         1,360,520,274
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations           $1,330,253,249
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                            Six months ended       Year ended
                                                 December 31          June 30
Decrease in net assets                                  2003*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                             $(30,267,025)    $(67,267,773)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                    786,234,492   (1,804,402,307)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                       574,285,782    1,700,587,081
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                      1,330,253,249     (171,082,999)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                      (1,754,191,244)  (2,445,455,367)
-------------------------------------------------------------------------------
Total decrease in net assets                    (423,937,995)  (2,616,538,366)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            9,279,543,301   11,896,081,667
-------------------------------------------------------------------------------
End of period (including accumulated net
investment loss of $30,267,025 and $--,
respectively)                                 $8,855,605,306   $9,279,543,301
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------

                                 Six months
                                    ended
                                 December 31
Per-share                        (Unaudited)                          Year ended June 30
operating performance               2003         2003         2002          2001          2000          1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $32.79       $32.28       $47.97        $96.61        $65.61        $57.68
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment loss (a)             (.09)        (.17)        (.22)         (.37)         (.54)         (.32)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          5.01          .68       (15.47)       (38.81)        38.84         10.13
-------------------------------------------------------------------------------------------------------------
Total from
investment operations               4.92          .51       (15.69)       (39.18)        38.30          9.81
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --           --           --         (9.46)        (7.30)        (1.88)
-------------------------------------------------------------------------------------------------------------
Total distributions                   --           --           --         (9.46)        (7.30)        (1.88)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $37.71       $32.79       $32.28        $47.97        $96.61        $65.61
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             15.00*        1.58       (32.71)       (43.10)        60.49         17.81
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $5,781,512   $6,262,164   $7,683,016   $12,595,034   $21,138,863   $11,817,798
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .54*        1.09          .98           .89           .86           .93
-------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)           (.25)*       (.57)        (.57)         (.55)         (.64)         (.56)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             18.72*       42.43        76.67         67.74         53.13         76.54
-------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------

                                   Six months
                                     ended
                                  December 31
Per-share                         (Unaudited)                        Year ended June 30
operating performance                2003         2003         2002         2001          2000         1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $29.96       $29.72       $44.50       $91.07        $62.51       $55.42
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment loss (a)              (.20)        (.36)        (.48)        (.77)         (.98)        (.66)
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           4.57          .60       (14.30)      (36.34)        36.84         9.63
------------------------------------------------------------------------------------------------------------
Total from
investment operations                4.37          .24       (14.78)      (37.11)        35.86         8.97
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         --           --           --        (9.46)        (7.30)       (1.88)
------------------------------------------------------------------------------------------------------------
Total distributions                    --           --           --        (9.46)        (7.30)       (1.88)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $34.33       $29.96       $29.72       $44.50        $91.07       $62.51
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              14.59*        0.81       (33.21)      (43.48)        59.53        17.01
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                 $1,820,771   $1,850,775   $2,739,100   $6,137,938   $12,343,996   $8,382,292
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             .91*        1.84         1.73         1.53          1.46         1.60
------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)            (.62)*      (1.33)       (1.32)       (1.19)        (1.24)       (1.23)
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              18.72*       42.43        76.67        67.74         53.13        76.54
------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------------

                                 Six months
                                   ended                                                       For the period
                                 December 31                     Year ended                    July 26, 1999+
Per-share                       (Unaudited)                        June 30                       to June 30
operating performance               2003            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $31.79          $31.53          $47.21          $95.94          $65.31
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment loss (a)             (.22)           (.37)           (.50)           (.82)          (1.13)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          4.86             .63          (15.18)         (38.45)          39.06
-------------------------------------------------------------------------------------------------------------
Total from
investment operations               4.64             .26          (15.68)         (39.27)          37.93
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --              --              --           (9.46)          (7.30)
-------------------------------------------------------------------------------------------------------------
Total distributions                   --              --              --           (9.46)          (7.30)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $36.43          $31.79          $31.53          $47.21          $95.94
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             14.59*           0.83          (33.21)         (43.53)          60.14*
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $61,128         $64,015         $79,149        $136,417        $118,720
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .91*           1.84            1.73            1.64            1.50*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)           (.62)*         (1.32)          (1.32)          (1.29)          (1.30)*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             18.72*          42.43           76.67           67.74           53.13
-------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------

                                Six months
                                   ended
                                December 31
Per-share                       (Unaudited)                        Year ended June 30
operating performance              2003         2003         2002         2001         2000         1999
---------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period              $31.15       $30.82       $46.03       $93.63       $64.05       $56.65
---------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------
Net investment loss (a)            (.17)        (.30)        (.40)        (.69)        (.93)        (.58)
---------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments         4.76          .63       (14.81)      (37.45)       37.81         9.86
---------------------------------------------------------------------------------------------------------
Total from
investment operations              4.59          .33       (15.21)      (38.14)       36.88         9.28
---------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------
From net realized gain
on investments                       --           --           --        (9.46)       (7.30)       (1.88)
---------------------------------------------------------------------------------------------------------
Total distributions                  --           --           --        (9.46)       (7.30)       (1.88)
---------------------------------------------------------------------------------------------------------
Net asset value,
end of period                    $35.74       $31.15       $30.82       $46.03       $93.63       $64.05
---------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)            14.74*        1.07       (33.04)      (43.38)       59.71        17.19
---------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                 $156,924     $171,675     $223,964     $411,251     $770,194     $491,209
---------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)           .79*        1.59         1.48         1.39         1.36         1.43
---------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)          (.50)*      (1.07)       (1.07)       (1.05)       (1.14)       (1.06)
---------------------------------------------------------------------------------------------------------
Portfolio turnover (%)            18.72*       42.43        76.67        67.74        53.13        76.54
---------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------

                                       Six months
                                          ended      For the period
                                         Dec. 31      Jan. 21, 2003+
Per-share                              (Unaudited)      to June 30
operating performance                      2003            2003
---------------------------------------------------------------------
Net asset value,
beginning of period                      $32.76          $28.90
---------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------
Net investment loss (a)                    (.13)           (.10)
---------------------------------------------------------------------
Net realized and unrealized
gain on investments                        5.02            3.96
---------------------------------------------------------------------
Total from
investment operations                      4.89            3.86
---------------------------------------------------------------------
Net asset value,
end of period                            $37.65          $32.76
---------------------------------------------------------------------
Total return at
net asset value (%)(b)                    14.93*          13.36*
---------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------
Net assets, end of period
(in thousands)                               $1              $1
---------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   .66*            .59*
---------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                  (.37)*          (.36)*
---------------------------------------------------------------------
Portfolio turnover (%)                    18.72*          42.43
---------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------------------------------------

                                 Six months
                                    ended
                                 December 31
Per-share                       (Unaudited)                         Year ended June 30
operating performance              2003        2003          2002          2001          2000          1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period              $33.70      $33.09        $49.05        $98.28        $66.49        $58.28
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment loss (a)            (.05)       (.10)         (.13)         (.21)         (.34)         (.19)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments         5.15         .71        (15.83)       (39.56)        39.43         10.28
-------------------------------------------------------------------------------------------------------------
Total from
investment operations              5.10         .61        (15.96)       (39.77)        39.09         10.09
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                       --          --            --         (9.46)        (7.30)        (1.88)
-------------------------------------------------------------------------------------------------------------
Total distributions                  --          --            --         (9.46)        (7.30)        (1.88)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                    $38.80      $33.70        $33.09        $49.05        $98.28        $66.49
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)            15.14*       1.85        (32.54)       (42.96)        60.88         18.11
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)               $1,035,269    $930,912    $1,170,852    $1,703,399    $2,684,761    $1,032,022
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)           .41*        .84           .73           .64           .61           .68
-------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)          (.12)*      (.33)         (.32)         (.30)         (.39)         (.32)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)            18.72*      42.43         76.67         67.74         53.13         76.54
-------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
December 31, 2003 (Unaudited)


Note 1
Significant accounting policies

Putnam New Opportunities Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing principally in common stocks of companies in sectors of the economy which, in the judgment of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC possess above-average, long-term growth potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Effective January 28, 2004, the maximum front-end sales charge for class A shares will decrease to 5.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and Class R shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Effective April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2003, the fund had a capital loss carryover of $6,314,401,797 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
$4,537,913,879   June 30, 2010
 1,776,487,918   June 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2004 $692,952,364 of losses recognized during the period November 1, 2002 to June 30, 2003.

The aggregate identified cost on a tax basis is $7,392,428,330, resulting in gross unrealized appreciation and depreciation of $1,909,967,516 and $364,334,147, respectively, or net unrealized appreciation of $1,545,633,369.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Note 2
Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the period ended December 31, 2003 the fund paid PFTC $9,623,171 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2003, the fund's expenses were reduced by $2,397,380 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $6,274 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $277,982 and $5,019 from the sale of class A and class M shares, respectively, and received $1,997,853 and $6,008 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2003, Putnam Retail Management, acting as underwriter, received $40,587 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended December 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,747,042,811 and $3,551,209,290, respectively. There were no purchases and sales of U.S. government obligations.


Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of period                  1,075,507          $774,031
----------------------------------------------------------------
Options opened                       1,411,010         1,167,297
Options exercised                     (391,457)         (387,542)
Options expired                     (2,095,060)       (1,553,786)
Options closed                              --                --
----------------------------------------------------------------
Written options
outstanding at
end of period                               --               $--
----------------------------------------------------------------

Note 4
Capital shares

At December 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                              Six months ended December 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          8,840,081      $313,067,563
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     8,840,081       313,067,563

Shares repurchased                 (46,513,857)   (1,686,388,426)
----------------------------------------------------------------
Net decrease                       (37,673,776)  $(1,373,320,863)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         43,125,612    $1,258,711,111
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    43,125,612     1,258,711,111

Shares repurchased                 (90,164,299)   (2,597,816,023)
----------------------------------------------------------------
Net decrease                       (47,038,687)  $(1,339,104,912)
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,047,635       $66,617,238
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,047,635        66,617,238

Shares repurchased                 (10,781,569)     (357,522,449)
----------------------------------------------------------------
Net decrease                        (8,733,934)    $(290,905,211)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,980,520      $133,813,898
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     4,980,520       133,813,898

Shares repurchased                 (35,379,784)     (941,198,727)
----------------------------------------------------------------
Net decrease                       (30,399,264)    $(807,384,829)
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            156,517        $5,374,234
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       156,517         5,374,234

Shares repurchased                    (492,282)      (17,296,582)
----------------------------------------------------------------
Net decrease                          (335,765)     $(11,922,348)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            327,373        $9,439,783
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       327,373         9,439,783

Shares repurchased                    (824,105)      (23,109,623)
----------------------------------------------------------------
Net decrease                          (496,732)     $(13,669,840)
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            266,261        $8,970,747
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       266,261         8,970,747

Shares repurchased                  (1,386,250)      (47,496,482)
----------------------------------------------------------------
Net decrease                        (1,119,989)     $(38,525,735)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            808,682       $22,475,857
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       808,682        22,475,857

Shares repurchased                  (2,564,505)      (70,748,632)
----------------------------------------------------------------
Net decrease                        (1,755,823)     $(48,272,775)
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 --                --
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                            --                --

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                --                --
----------------------------------------------------------------

                                    For the period April 1, 2003
                                 (commencement of operations) to
                                                   June 30, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 35            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                            35             1,000

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                35            $1,000
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,662,721      $205,763,005
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     5,662,721       205,763,005

Shares repurchased                  (6,609,381)     (245,280,092)
----------------------------------------------------------------
Net decrease                          (946,660)     $(39,517,087)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          9,865,836      $297,562,806
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     9,865,836       297,562,806

Shares repurchased                 (17,626,550)     (534,586,817)
----------------------------------------------------------------
Net decrease                        (7,760,714)    $(237,024,011)
----------------------------------------------------------------

At December 31, 2003, Putnam Investments, LLC owned 35 class R shares of the fund (100% of class R shares outstanding), valued at $1,303.


Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

William H. Woolverton
Vice President and Chief
Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For more information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA013-203452  852/358/983/526  2/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam New Opportunities Fund
Supplement to Semiannual Report dated 12/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 12/31/03

                                                                        NAV

6 months                                                              15.14%
1 year                                                                32.97
5 years                                                              -18.37
Annual average                                                        -3.98
10 years                                                             110.79
Annual average                                                         7.74
Life of fund (since class A inception, 8/30/90)
Annual average                                                        15.10

Share value:                                                            NAV

6/30/03                                                              $33.70
12/31/03                                                             $38.80

----------------------------------------------------------------------------

Distributions:  The fund did not make any distributions during this period.

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officers considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: March 5, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Steven Spiegel
                                     ---------------------------
                                     Steven Spiegel
                                     Principal Executive Officer
Date: March 5, 2004



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: March 5, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: March 5, 2004